EXHIBIT 6

                             JOINT FILING AGREEMENT

      We, the signatories of the Statement on Schedule 13D to which this Agreement is attached, hereby agree that such statement is, and any amendments thereto filed by any of us will be, filed on behalf of each of us.

                                         VECTOR CC HOLDINGS, SRL

                                         By: /s/ Alexander R. Slusky
                                             -----------------------------------
                                             Name: Alexander R. Slusky
                                             Title: Manager

                                         VECTOR CAPITAL PARTNERS II, L.L.C.

                                         By: /s/ Alexander R. Slusky
                                             -----------------------------------
                                             Name: Alexander R. Slusky
                                             Title: Managing Member

                                         VECTOR CAPITAL II, L.P.
                                         By: Vector Capital Partners II, L.L.C.,
                                         its General Partner

                                         By: /s/ Alexander R. Slusky
                                             -----------------------------------
                                             Name: Alexander R. Slusky
                                             Title: Managing Member

                                         VECTOR MEMBER FUND II, L.P.
                                         By: Vector Capital Partners II, L.L.C.,
                                         its General Partner

                                         By: /s/ Alexander R. Slusky
                                             -----------------------------------
                                             Name: Alexander R. Slusky
                                             Title: Managing Member

                                         VECTOR ENTREPRENEUR FUND II, L.P.
                                         By: Vector Capital Partners II, L.L.C.,
                                         its General Partner

                                         By: /s/ Alexander R. Slusky
                                             -----------------------------------
                                             Name: Alexander R. Slusky
                                             Title:Managing Member